UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    March 30, 2007

SPHERIX® INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	0-5576	52-0849320
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12051 Indian Creek Court, Beltsville, Maryland		20705
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code    301-419-3900

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.               Entry Into a Material Definitive Agreement.

On February 6, 2007, the Registrant entered into an agreement to lease 32,423 square feet of office and call center space in Frostburg, Maryland and is attached hereto as Exhibit 10.  The lease is targeted to commence December 1, 2007, and will replace the Company’s expiring Cumberland Maryland lease.

Section 9 — Financial Statements and Exhibits.

Item 9.01.                                              Financial Statements and Exhibits.

Exhibit 10.1.                                 Lease Agreement Dated February 6, 2007, between the Company and Allegany Research Properties, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Spherix Incorporated
(Registrant)

By:

/s/ Richard C. Levin
Richard C. Levin
CEO and President

Date: March 30, 2007